THE SECURITIES REPRESENTED BY THIS NOTE AND THE PREFERRED STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE
     ----------
SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                        POINTE COMMUNICATIONS CORPORATION
                         12% CONVERTIBLE PROMISSORY NOTE


$20,000,000.00     New  York,  New  York     September  __,  1999


     Pointe  Communications  Corporation,  a Nevada corporation (the "Company"),
                                                                      -------
for value received, hereby promises to pay to the order of TSG Capital Fund III,
L.  P.,  a  Delaware limited partnership ("Holder"), the principal sum of Twenty
                                           ------
Million and No/100 Dollars ($20,000,000.00), together with interest on the outstanding amount of such principal sum, payable in accordance with the terms set forth below.

    THIS NOTE IS SUBORDINATED TO SENIOR INDEBTEDNESS (AS DEFINED HEREIN) OF THE
                                    COMPANY.


ARTICLE  1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     1.1     Definitions.  For  all  purposes  of this Note, except as otherwise
             -----------
expressly  provided  or  unless  the  context  otherwise  requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and

     (3)     the  words  "herein,"  "hereof"  and "hereunder" and other words of
                          ------     ------        ---------
similar import refer to this Note as a whole and not to any particular Article, Section, or other subdivision.

     "Business  Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday
      -------------
that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to be closed.

     "Class  B  Preferred  Stock" means shares of the Class B Convertible Senior
      --------------------------
Preferred Stock, par value $0.01 per share, of the Company, whose rights are substantially in accordance with the Certificate of Designations attached hereto as Exhibit A.

     "Class  C  Preferred  Stock"  means  a  class of preferred stock with terms
      --------------------------
substantially in accordance with Exhibit B hereto, as such terms may be modified by the board of directors of the Company at the time of authorization of issuance of such Class C Preferred Stock.

     "Common  Stock"  means  the common stock of the Company, par value $0.00001
      -------------
per  share.

     "Event  of  Default"  has  the  meaning  specified  in  Section  3.1.
      ------------------                                     ------------

     "Maturity  Date,"  when  used with respect to this Note, means December 31,
      --------------
1999 (or such earlier date upon which this Note is due and payable under Section
                                                                         -------
3.3).
---

     "Note"  means  this  12% Convertible Promissory Note, as hereafter amended,
      ----
modified,  substituted,  or  replaced.

     "Pensat  Transaction"  means  the  transaction contemplated by that certain
      -------------------
letter of intent and term sheet between the Company and Pensat International Communications, Inc. ("Pensat"), dated July 26, 1999, including, but not limited
                       ------
to, the purchase by Pensat or affiliates thereof, or other parties, of Class C Preferred Stock for an aggregate purchase price of at least $20,000,000.

     "Person"  means  any  individual,  corporation,  entity,  limited liability
      ------
partnership or company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Senior  Indebtedness"  means  any  and  all  obligations of the Company in
      --------------------
respect of the principal, premium, if any, unpaid interest and fees on any indebtedness (including borrowed money, purchase money and equipment leasing) and which is evidenced by bonds, notes, debentures or similar instruments, or representing any deferrals, renewals, extensions or refundings of any such indebtedness; provided, however, that indebtedness of the Company consisting of
               --------  -------
trade  payables  or  indebtedness  that  by  its  terms  is  pari passu with, or
                                                             ---- -----
subordinate or subject in right of payment to, this Note shall not constitute Senior Indebtedness.


ARTICLE  2
                             PAYMENTS; SUBORDINATION

     2.1     Interest.  From  the  date  of this Note through the Maturity Date,
             --------
interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at 12% per annum compounding quarterly, calculated on the basis of a 365 day year. Interest shall be fully cumulative and shall be payable in kind (by issuance of shares of stock) upon the Mandatory Conversion of the Note as set forth in Section 4.1 (a).
           -----------------

     2.2     Payment  of  Principal and Interest.  The principal and accrued and
             -----------------------------------
unpaid interest of this Note shall be due and payable in full on the Maturity Date.

     2.3     No  Prepayments.  Subject  to  Holder's  right  to  convert  or the
             ---------------
Company's right to require the Holder to convert, the Company may not prepay this Note in whole or in part.

     2.4     Manner of Payment.  Payments of principal and interest on this Note
             -----------------
will be made by delivery of Company checks to Holder at its address as set forth in this Note or by wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal or interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be due and payable and made on, and shall include unpaid interest accrued through, the next occurring Business Day following such payment date.

     2.5     Subordination.
             -------------

     (1) Holder by acceptance hereof covenants and agrees, expressly for the benefit of all present and future holders of Senior Indebtedness, that the payment of the principal of, and interest on, and all other obligations under this Note are hereby expressly subordinate and junior to the prior payment in full of all Senior Indebtedness.

     (4) Upon any dissolution, reorganization, arrangement with creditors, assignment for the benefit of creditors, winding, up or voluntary or involuntary liquidation, whether or not in bankruptcy, insolvency, or receivership proceedings, or the sale of all or substantially all of the assets of the Company, the Company shall not pay, and the holder of this Note shall not be entitled to receive, any amount in respect of the principal of or interest on this Note unless and until the Senior Indebtedness shall have been paid in full.

     (2) Upon any such dissolution, reorganization, arrangement with creditors, assignment for the benefit of creditors, winding-up, or voluntary or involuntary liquidation or the sale of all or substantially all of the assets of the Company, any payment or distribution of assets of the Company, whether in cash, property, or securities, which the holder of this Note would be entitled to receive but for the provisions hereof shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness, or their representatives, ratably according to the aggregate amounts remaining unpaid on Senior Indebtedness held or represented by each, to the extent necessary to pay the Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. In the event the holder of this Note shall receive any payment or distribution on account of this Note that it is not entitled to receive under the provisions of this Section 2.5, such holder will hold any
                                          -----------
amount so received in trust for the holders of the Senior Indebtedness and will forthwith turn over such payment to such holders of the Senior Indebtedness in the form received (together with any necessary endorsements) to be applied on the Senior Indebtedness.

     (3) In the event of any default or event of default of any loan documents executed in connection with any Senior Indebtedness, including, without limitation, any default in the payment of the principal of or interest on or fees in connection with any Senior Indebtedness, and for so long as such default or event of default shall continue unwaived by the obligee thereof, or if payment on this Note would cause any such default or event of default, the Company shall not pay, and the holder of this Note shall not be entitled to receive, any amount in respect of this Note, and the holder of this Note shall not ask for, sue for, take, demand, receive or accept from the Company, by set-off or in any other manner, any payment or distribution in respect of this Note.

     (4)     Subject  to  the  payment in full of all Senior Indebtedness in the manner and to the extent set forth herein, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company applicable to the Senior Indebtedness until this Note shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of this Note shall, as between the Company and the holder of this Note, be deemed to be payment by the Company in respect of this Note. The provisions of this subsection (e) are intended to be solely for the purpose of defining the
---------------
relative rights of the holder of this Note on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained herein shall or is intended to impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the unconditional and absolute obligation of the Company to pay the holder of this Note the amounts due hereunder in accordance with its terms or affect the relative rights of the holder of this Note and the creditors of the Company other than the holders of Senior Indebtedness.

     (5) The holder of this Note shall not be entitled to exercise any remedies hereunder or permitted by applicable law upon default under this Note for a period of 180 days from the date of such default so long as any Senior Indebtedness is outstanding; provided that such period shall be extended and
                                --------
continue, if any of the Senior Indebtedness has matured (upon acceleration of such maturity or otherwise) and the holder of such Senior Indebtedness is pursuing collection thereof, until such Senior Indebtedness has been paid in full.

     (6) Notwithstanding anything to the contrary contained herein, the provisions of this Section 2.5 shall not apply to, or affect the right of, the
                     -----------
holder of this Note to convert this Note into Class B Preferred Stock pursuant to the provisions of ARTICLE IV hereof or to hold the Class B Preferred Stock
                        ----------
received upon such conversion free and clear of any claim of the holders of Senior Indebtedness under this Section 2.5.
                                   ------------

ARTICLE  3
                                    REMEDIES

     3.1     Events  of  Default.  An  "Event  of  Default"  occurs  if:
             -------------------        ------------------

     (1) the Company defaults in the payment of the principal or interest on this Note when such principal or interest becomes due and payable and such default remains uncured for a period of five (5) days after written notice thereof has been provided to the Company; or

     (1) the Company defaults in the performance of any covenant made by the Company in this Note (other than as set forth in Section 3.1(a)), and such
                                                       --------------
default remains uncured for a period of thirty (30) days after written notice thereof has been provided to the Company; or

     (2) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company and any such decree or order of relief or any such other decree or order remains unstayed for a period of ninety (90) days from its date of entry; or

     (2) the Company commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company files a petition, answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due.

     3.2     Past  Due  Rate.  Upon the occurrence and during the continuance of
             ---------------
an  Event  of  Default  described  in  Section 3.1(a), interest shall thereafter
                                       --------------
accrue on all such past due amounts at the rate of 15% per annum calculated on the basis of a 365 day year.

     3.3     Acceleration  of  Maturity.  Upon  the  occurrence  and  during the
             --------------------------
continuance  of  an  Event  of  Default  described in Section 3.1(a) or (b), the
                                                      --------------    ---
entire principal balance and accrued but unpaid interest thereof shall, at the option of Holder, upon written notice to the Company, at once become due and payable;  provided,  that  all  Senior  Indebtedness  must first be paid in full
          --------
before any such accelerated payment shall be made in respect of this Note if there is any continuing default or event of default with respect to such Senior Indebtedness . This Note shall become immediately due and payable if an Event of Default described in Section 3.1(c) or (d) occurs.
                            ---------------      ---

ARTICLE  4
                               CONVERSION OF NOTE

     4.1     Conversion  Privilege  and  Conversion  Price.  Subject to and upon
             ---------------------------------------------
compliance  with  the  provisions  of this ARTICLE IV, all of this Note shall be
                                           ----------
converted into 6,667 (plus such additional shares equal to the accrued and unpaid interest on the Note) fully paid and nonassessable shares (the "Shares")
                                                                        ------
of  Class  B  Preferred  Stock  as  follows:

Mandatory  Conversion.  The  unsecured  convertible  debt evidenced by this Note
---------------------
will  convert  into  Class  B  Preferred  Stock  upon  the  earlier  of:

     (1)     The  Maturity  Date.  If  the  outstanding principal amount of this
             -------------------
Note shall not have been paid or converted before the Maturity Date, then effective at 12:01 a.m. on the Maturity Date, the outstanding principal amount of this Note shall automatically, without any action on the part of the Company or the Holder, be converted into the Shares (which shares shall be convertible into Common Stock of the Company at a conversion price of $1.75 per share); or

     (2)     The  Closing of the Pensat Transaction.  Effective upon the closing
             --------------------------------------
of the Pensat Transaction (as defined herein), the outstanding principal amount of this Note shall automatically, without any action on the part of the Company or the Holder, be converted into the Shares (which shares shall be convertible into Common Stock of the Company at a conversion price equal to the conversion price of the Class C Convertible Preferred Stock issued in connection with, or as part of, the Pensat Transaction, not to exceed $2.16 per share).

     4.2     Effect of Conversion.  Upon any conversion pursuant to this Article
             --------------------                                        -------
IV,  this  Note  shall  only  represent  the right to receive the Shares for all
--
amounts  unpaid  on  the  Note.

ARTICLE  5
                         ADJUSTMENT OF CONVERSION SHARES

     5.1     Stock  Dividends,  Stock Splits and Reverse Splits.  If the Company
             --------------------------------------------------
shall at any time (a) subdivide its outstanding shares of Common Stock into a greater number of shares or (b) declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock, then the number of Shares shall be proportionately increased. If the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the number of Shares shall be proportionately reduced.

     5.2     Reorganizations  and  Asset Sales. If any capital reorganization or
             ---------------------------------
reclassification of the capital stock of the Company, or any consolidation, merger, or share exchange of the Company with another Person, or the sale, transfer, or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Class B Preferred Stock shall be entitled to receive capital stock, securities or assets in exchange for their shares of Class B Preferred Stock, then, if this Note shall not have been converted into shares of Class B Preferred Stock prior to any such transaction, the following provisions shall apply:

     (1) As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, or other disposition, lawful and adequate provisions shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note and in lieu of the shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class B Preferred Stock equal to the number of Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities, or assets thereafter deliverable upon the exercise of this Note.

     (1) In the event of a merger, share exchange, or consolidation of the Company with or into another Person as a result of which a number of shares of Class B Preferred stock or their equivalent of the successor Person greater or lesser than the number of shares of Class B Preferred Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Class B Preferred Stock, then the number of Shares into which this
Note is convertible in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class B Preferred Stock.

     5.3     De  Minimis  Adjustments.  No  adjustment  in  the number of Shares
             ------------------------
purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Class B Preferred Stock purchasable upon conversion of the Note; provided, however, that any adjustments
                                         --------  -------
which by reason of this Section 5.3 are not required to be made shall be carried
                        -----------
forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share, as applicable. No fractional shares of Class B Preferred Stock or scrip shall be issued upon conversion.

     5.4     Notice  of  Adjustment. Whenever the number of Shares issuable upon
             ----------------------
the conversion of this Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted number of Shares in accordance with the provisions hereof and shall prepare a certificate setting forth the adjusted number of Shares or specifying the other shares of stock, securities, or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder copies of such certificate, together with a notice stating that the number of Shares has been adjusted, and setting forth the adjusted number of Shares or other securities or assets purchasable upon conversion of this Note.

     5.5     Notifications  to  Holder.  If  at  any  time the Company proposes:
             -------------------------

     (1) to declare any dividend upon Class B Preferred Stock payable in capital stock to the holders of Class B Preferred Stock;

     (2) to offer for subscription pro rata to all of the holders of its Class B Preferred Stock any additional shares of capital stock of any class or other rights;

     (3) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger, or share exchange of the Company with another Person, or sale, transfer, or other disposition of all or substantially all of its assets;

     (4)     to  consumate  or  terminate  the  Pensat  Transaction;  or

     (5) to effect a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, in any one or more of such cases, the Company shall, if known at the time of such notice, give Holder (i) written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, and (ii) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also, if known at the time of such notice, (i) specify, in the case of any such dividend, distribution, or subscription rights, the date on which the holders of Class B Preferred Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) specify the date on which the holders of Class B Preferred Stock shall be entitled to exchange their Class B Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, as the case may be.

ARTICLE  6
                                  MISCELLANEOUS

     6.1     Collection;  Fees.  If  this  Note  is  placed  in  the hands of an
             -----------------
attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership, or other court proceedings, the Company hereby undertakes to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of Holder.

     6.2     Benefits  of  Note. Nothing in this Note, express or implied, shall
             ------------------
give to any Person, other than the Company, Holder and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

     6.3     Successors  and  Assigns. All covenants and agreements in this Note
             ------------------------
contained by or on behalf of the Company and Holder shall bind and inure to the benefit of the respective successors and permitted assigns of the Company and Holder.

     6.4     Restrictions  on Transfer. Notwithstanding anything to the contrary
             -------------------------
contained herein, neither this Note, nor the rights of Holder hereunder, may be transferred, assigned or pledged by Holder other than pursuant to written agreement between the Company and Holder.

     6.5     Notice;  Address  of  Parties.  All  notices,  requests,  consents,
             -----------------------------
directions, and other instruments and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if sent by third party courier or overnight delivery service, if mailed first-class, postage prepaid, registered or certified mail, or if sent by telecopy, telecommunication or other similar form of communication (with receipt confirmed), as follows:

     (1)     If  to  the  Company,  addressed  to  it  as  follows:

          Pointe  Communications  Corporation
          1325  Northmeadow  Parkway,  Suite  110
          Roswell,  Georgia  30076
          Attn:  Patrick  E.  Delaney
          Facsimile:  (770)  319-2834


     with  a  copy  (which  shall  not  constitute  notice)  to:

          Gardere  &  Wynne,  L.L.P.
          1601  Elm  Street,  Suite  3000
          Dallas,  Texas  75201
          Attn:  W.  Robert  Dyer,  Jr.,  Esq.
          Facsimile:  (214)  999-3574

     (2)     If  to  Holder,  addressed  to  it  as  follows:

          TSG  Capital  Fund  III,  L.P.
          177  Broad  Street  ,  12th  Floor
          Stamford,  CT  06901
          Attn:  Darryl  B.  Thompson
          Facsimile:  (203)  406-1590
     with  a  copy  (which  shall  not  constitute  notice)  to:

          Mayer,  Brown  &  Platt
          1675  Broadway
          New  York,  NY  10019
          Attn:  Kathleen  A.  Walsh
          Facsimile:  (212)  262-1910

or such other address as the Company or Holder hereto shall specify pursuant to this Section 6.5 from time to time.
      ------------

     6.6     Severability  Clause.  In  case any provision in this Note shall be
             --------------------
invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction
                                            --------  -------
does  not  destroy  the  essence  of  the  bargain  provided  for  hereunder.

     6.7     Governing  Law.  This  Note  shall be governed by, and construed in
             --------------
accordance with, the internal laws of the State of New York (without regard to principles of choice of law).

     6.8     Usury.  It  is  the  intention  of  the  parties  hereto to conform
             -----
strictly to the applicable laws of the State of New York and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (hereinafter referred to in this
Section  6.8  as  "Applicable  Law").  Holder  shall  have no right to claim, to
------------       ---------------
charge, or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating, and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest
(hereinafter  referred  to  in  this  Section  6.8  as  "Interest")  at any time
                                      ------------       --------
contracted for, charged, or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or if it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging, or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.


     6.9     Stock  Legends.  Certificates for shares of Class B Preferred Stock
             --------------
or other securities issued upon conversion of this Note shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE ISSUER, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.

                         POINT  COMMUNICATIONS  CORPORATION,
                         a  Nevada  corporation



                         By: /S/  Patrick  E.  Delaney
                         -----------------------------
                         Patrick  E.  Delaney
                         Chief  Financial  Officer

                                   EXHIBIT "A"
                                   -----------

                           CERTIFICATE OF DESIGNATIONS

                                [TO BE ATTACHED]

                                   EXHIBIT "B"
                                   -----------

               TERMS OF CLASS C CONVERTIBLE SENIOR PREFERRED STOCK

1.     Issuer:  Pointe  Communications Corporation ("PointeCom"), as part of the
       ------
Pensat  Transaction

2.     Price  Per  Share of Preferred Stock:  $ To Be Determined ($20,000,000 in
       ------------------------------------     ----------------
the  aggregate).

1.     Warrants:  As additional consideration for the preferred stock financing,
       --------
each holder of preferred stock will be issued (for a nominal purchase price) Warrants to acquire one share of common stock of PointeCom for every two shares of common stock issuable upon conversion of the Class C preferred stock held by such holder. The Warrants will have an exercise price per share of common stock (subject to adjustment) equal to the conversion price of the preferred stock plus $0.225, and will be exercisable at any time during the five-year period following the date of issuance. All of the Warrants will have (i) registration rights for the underlying shares of common stock, (ii) customary anti-dilution protection provisions, and (iii) a standard cashless exercise provision. If the common stock has traded for a period of at least 20 consecutive trading days at a price per share of at least $5 (subject to customary adjustment), then the issuer can cause the holders of Warrants to exercise the Warrants (subject to the option of any such holder to effect a cashless exercise of such holder's Warrants).

3.     Investors:  To  be  determined.
       ---------

4.     Use  of  Proceeds:  To  build  out  networks  and  fund  working capital.
       -----------------

5.     Dividends:  Twelve  percent  (12%)  compounding quarterly, with dividends
       ---------
being  fully  cumulative and payable in-kind or in cash, at the issuer's option.

6.     Ranking:  Senior  in  right  of payment to the common stock and any other
       -------
class or series of preferred stock subsequently issued; outstanding at the time of issuance will be $50,000,000 of convertible senior preferred stock, with regard to which it is pari passu; junior to all indebtedness. So long as any shares of preferred stock are outstanding, issuer will not pay dividends or make distributions on or repurchase or redeem any shares of stock ranking junior to the preferred stock.

7.     Liquidation  Preference:  Liquidation preference (to be paid prior to any
       -----------------------
payment or distribution to holders of capital stock ranking junior to the preferred stock and pari passu with the then outstanding convertible senior preferred stock) equal to offering price plus accrued dividends, if applicable. A merger or consolidation of the issuer that results in a majority of the shares of the surviving entity not being owned by PointeCom's shareholders, or a sale of all or substantially all of its assets shall be deemed to be "liquidation" for purposes of the liquidation preference.

8.     Conversion  Feature:
       -------------------

-  Price          The average trading price of PointeCom's common stock over the
20  trading  days  prior  to  June  30,  1999,  multiplied  by  124%.

- Optional Each share of the preferred stock shall be convertible, at any time at the option of the holder, into 100 shares of PointeCom's common stock
                                          ---
for each share of preferred stock, subject to the anti-dilution provisions below.

- Mandatory The issuer can force conversion (i) in conjunction with a "Qualified Offering" or (ii) after the first-year anniversary of the date of issue if each of the following three conditions is satisfied; (x) the common stock shall have been listed for trading on the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange; (y) common stock shall have traded on such national exchange for a period of at least 20 consecutive trading days at a price per share of at least $5 (subject to customary adjustment), and (z) the average daily trading volume of common stock during such 20 consecutive trading day period shall be at least $1,000,000.

9.     Private  Offering:  The  preferred  stock  will  be  offered  pursuant to
       -----------------
Section  4(2)  of  the  Securities  Act  of  1933  and  Regulation D thereunder.

10.     Registration  Rights:  PointeCom will be required to file a registration
        --------------------
statement for the underlying shares of common stock issuable upon conversion of the preferred stock and upon exercise of the Warrants (on Form S-3 pursuant to rule 415, if available), no later than 120 days after the issue date.

11.     Representation  and  Warranties:  Customary.
        -------------------------------

12.     Affirmative  Covenants:  Customary.
        ----------------------

13.     Voting  Rights:  Customary  class  votes  on  specified matters.  On all
        --------------
other matters, holders or preferred stock shall be entitled to vote as a single class, on an as converted basis, with the holders of common stock and outstanding shares of convertible senior preferred stock.

14.     Anti-dilution  Provisions:  Customary  provisions  and  adjustment
        -------------------------
provisions applicable to issuance of additional private equity securities issued
        -
at prices below the per share price of the preferred stock (weighted average basis).

15.     Transaction  with  any  Non-wholly  Owned Affiliate:  PointeCom will not
        ---------------------------------------------------
enter into any transactions with any Affiliate unless conducted on an arm's-length basis, at fair market value.

16.     Right  of  First  Offer:  If  PointeCom  privately  offers  any  equity
        -----------------------
securities in the future, the holders of the preferred stock shall have the right to purchase a pro-rata amount of such securities.

17.     Transfers:  Any  transfers  (subject  to  exceptions  for  transfers  to
        ---------
affiliates) of preferred stock (or common stock if converted while unregistered) must be approved by the Company, such consent not to be unreasonably withheld.

18.     Investor Representations:  Customary representations, including that the
        ------------------------
investor is an "accredited investor" as defined in Regulation D of the Securities Act of 1933, as amended.

19.     Governing  Law:  New  York.
        --------------

20.     Professional Fees and Expenses:  Upon closing, the reasonable legal fees
        ------------------------------
and reasonable out-of-pocket expenses incurred by investors and investors' counsel in connection with this offering will be paid out of the gross proceeds from the offering.

21.     Closing  Documents:  Closing  documents  shall  include  preferred stock
        ------------------
Purchase Agreement, Stockholders Agreement, Registration Rights Agreement (together the "Transaction Documents") and appropriate amendments to the Company's charter documents.

22.     Definitions:  "Affiliate"  shall  mean any entity directly or indirectly
        -----------
controlling, controlled by or under direct or indirect common control with PointeCom (or Subsidiary) and includes (a) any person who is a director or beneficial owner of at least 5% of such person's equity securities, (b) any person of which PointeCom or any Affiliate of PointeCom owns at least 10% of such person's equity or (c) family members of any such Person specified in clauses (a) or (b).

"Qualified Offering" shall mean the sale by PointeCom of its common stock or other equity interest in a firm commitment underwritten public offering at a purchase price per share in excess of $4 per share (subject to customary adjustment) with net aggregate proceeds to PointeCom in excess of $30 million.

"Subsidiary" shall mean any entity which the Company owns, directly or indirectly, at least a majority of the outstanding capital stock or a partnership in which the Company (or a Subsidiary) serves as general partner.

23.     Reports:  The  Company  shall deliver to each holder of preferred stock:
        -------

     (i)     quarterly  unaudited  financial  reports;

     (ii)     quarterly  operating  reports;

     (iii) an annual audited financial report along with the Company's business plan or operating budget; and

     (iv) the Company's annual financial plan and such other information concerning the Company's business or financial condition as such holder of Preferred Stock may reasonably request.

In addition, the Company will permit each holder of preferred stock to visit and inspect the Company's properties, to examine the Company's books of account and records and to discuss the Company's affairs with Company management, all at such reasonable times as shall be requested by such holder of preferred stock.

24.     Conditions  to  Closing  and  Escrow:  Closing  of  sale  of the Class C
        ------------------------------------
Convertible Senior Preferred Stock shall be conditioned upon, and shall be concurrent with, consummation of the merger between PointeCom and Pensat. The cash proceeds from sale of such shares of preferred stock and the Transaction Documents shall be deposited into an escrow at least 10 days prior to the closing date of such merger, with the escrow to terminate and the cash and Transaction Documents to be delivered concurrent with consummation of the merger. If these conditions have been satisfied within 30 days, the escrow shall terminate and the cash and Transaction Documents returned to the depositing parties. The escrow agent shall be approved by the investors, Pensat and PointeCom.

25.     Estimated  Closing  Date:  December  ____,  1999.
        ------------------------